UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 15, 2013

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	94-1741481 (IRS Employer Identification No.)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, Zip Code)

(510) 668-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d) On July 15, 2013, Exar Corporation (the “Company”) provided notice to the NASDAQ Global Select Market (“NASDAQ”) that the Company intends to voluntarily transfer the listing of its common stock, par value $0.0001 per share (the “Common Stock”), from NASDAQ to the New York Stock Exchange LLC (“NYSE”). The Common Stock has been approved for listing on the NYSE, and the Company expects that the Common Stock will begin trading on the NYSE on July 29, 2013. The Common Stock will continue to trade under the ticker symbol “EXAR.” The Company expects that the Common Stock will cease trading on NASDAQ effective at the close of the market on July 26, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1     Press Release of Exar Corporation dated July 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2013	EXAR CORPORATION

/s/ Ryan A. Benton
Ryan A. Benton
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit 99.1 – Press Release of Exar Corporation dated July 15, 2013.